Exhibit 10.1

GOLD RESOURCE CORPORATION
AMENDED AND RESTATED
NON-QUALIFIED STOCK OPTION AND STOCK GRANT PLAN

    This Amended and Restated Non-Qualified Stock Option and Stock Grant Plan (the “Plan”) is adopted in consideration of services rendered and to be rendered by key personnel to Gold Resource Corporation, its subsidiaries and affiliates.

    1.           Definitions.

    The terms used in this Plan shall, unless otherwise indicated or required by the particular context, have the following meanings:

    Board:  The Board of Directors of Gold Resource Corporation, or any duly authorized committee of the Board.

    Common Stock:  The $.001 par value Common Stock of Gold Resource Corporation.

    Company:  Gold Resource, Corporation, a corporation incorporated under the laws of Colorado, and any successors in interest by merger, operation of law, assignment or purchase of all or substantially all of the property, assets or business of the Company.

    Date of Grant:  The date on which an Option (see below) is granted under the Plan.

    Fair Market Value:  The Fair Market Value of the Option Shares. Such Fair Market Value as of any date shall be reasonably determined by the Board; provided, however, that if there is a public market for the Common Stock, the Fair Market Value of the Option Shares as of any date shall not be less than the bid price for the Common Stock on that date (or on the preceding business day if such date is a Saturday, Sunday, or a holiday), on either an over-the-counter market or national exchange, as reported by NASDAQ, The Denver Post, Denver, Colorado, or if not available there, in the Wall Street Journal, or if not available there, as available from internet sources such as America On-Line or other reporters of such financial data; provided, further, that if no such reported bid price is available, the Fair Market Value of such shares shall not be less than the average of the means between the bid and asked prices quoted on that date by any two independent persons or entities making a market for the Common Stock, such persons or entities to be selected by the Board. Fair Market Value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.

    Key Person:  A person (including, without limitation, employees, directors, officers, consultants or advisors) designated by the Board upon whose judgment, initiative and efforts the Company or a Related Company may rely.

    Option:  The rights granted to a Key Person to purchase Common Stock pursuant to the terms and conditions of an Option Agreement (see below).

    Option Agreement:  The written agreement (and any amendment or supplement thereto) between the Company and a Key Person designating the terms and conditions of an Option.

    Option Shares:  The shares of Common Stock underlying an Option granted to a Key Person.

    Optionee:  A Key Person who has been granted an Option. Recipient: A Key Person who has been granted a Stock Grant.

    Related Company: Any subsidiary or affiliate of the Company. The determination of whether a corporation is a Related Company shall be made without regard to whether the entity or the relationship between the entity and the Company now exists or comes into existence hereafter.

    Stock Grant: The grant of shares of the Company's Common Stock to a Key Person pursuant to the terms of the Plan.

    Stock Grant Shares: The shares of Common Stock represented by a Stock
Grant.

    2.         Purpose and Scope.

       (a)           The purpose of the Plan is to advance the interests of the Company and its stockholders by affording Key Persons, upon whose judgment, initiative and efforts the Company may rely for the successful conduct of their businesses, an opportunity for investment in the Company and the incentive advantages inherent in stock ownership in the Company.

       (b)           This Plan authorizes the Board to grant Options and make Stock Grants to Key Persons selected by the Board while considering criteria such as employment position or other relationship with the Company, duties and responsibilities, ability, productivity, length of service or association, morale, interest in the Company, recommendations by supervisors, and other matters.

    3.         Administration of the Plan.

    The Plan shall be administered by the Board. The Board shall have the authority granted to it under this section and under each other section of the Plan.

    In accordance with and subject to the provisions of the Plan, the Board shall select the Optionees and Recipients, shall determine (i) the number of shares of Common Stock to be subject to each Option and/or Stock Grant, (ii) the time at which each Option and/or Stock Grant is to be granted, (iii) whether an Option shall be granted in exchange for the cancellation and termination of a previously granted option or options under the Plan or otherwise, (iv) the purchase price for Option Shares, (v) the option period, (vi) the consideration (if any) for a Stock Grant, and (vii) the manner in which an Option becomes exercisable. In addition, the Board shall fix such other terms of each Option and/or Stock Grant as it may deem necessary or desirable. The Board shall determine the form of Option Agreement to evidence each Option.

    The Board from time to time may adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company including, but in no way limiting, the use of attestation proceedings related to shares owned by an Optionee and the retention by Gold Resource Corporation of exercised shares for payment of taxes related to the exercise of Options.

    The Board may from time to time make such changes in and additions to the Plan as it may deem proper and in the best interest of the Company provided, however, that no such change or addition shall impair any Option or Stock Grant previously granted under the Plan.

    Each determination, interpretation or other action made or taken by the Board shall be final, conclusive and binding on all persons, including without limitation, the Company, the Related Companies, the stockholders, directors, officers and employees of the Company and the Related Companies, and the Optionees, the Recipients and their respective successors in interest.

    4.         The Common Stock.

    The Board is authorized to appropriate, grant Options and make Stock Grants with respect to, and otherwise issue and sell for the purposes of the Plan, a total number not in excess of 10,000,000 shares of Common Stock, either treasury or authorized but unissued, or the number and kind of shares of stock or other securities which in accordance with Section 9 shall be substituted for the 10,000,000 shares or into which such 10,000,000 shares shall be adjusted. All or any unsold shares subject to an Option or Stock Grant that for any reason expires or otherwise terminates may again be made subject to Options and Stock Grants under the Plan.

    5.         Eligibility.

    Options and Stock Grants shall be granted only to Key Persons. Key Persons may hold more than one Option or Stock Grant under the Plan and may hold Options and Stock Grants under the Plan and options granted pursuant to other plans or otherwise

    6.         Option Price.

    The Board shall determine the purchase price for the Option Shares; provided, however, that the purchase price to be paid by Optionees for Option Shares shall not be less than one hundred percent of the Fair Market Value of the Option Shares on the Date of Grant.

    7.         Duration and Exercise of Options.

       (a)           The option period shall commence on the Date of Grant and shall be up to 10 years in length subject to the limitations in this Section 7 and the Option Agreement.

       (b)           During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee. Any Option held by an Optionee at the time of his death may be exercised by his estate only within six months of his death or such longer period as the Board may determine.

       (c)           The Board may determine whether an Option shall be exercisable as provided in Paragraph (a) of this Section 7 or whether the Option shall be exercisable in installments only; if the Board determines the latter, it shall determine the number of installments and the percentage of the Option exercisable at each installment date. All such installments shall be cumulative.

       (d)           In the case of an Optionee who is an employee of the Company or a Related Company, if, for any reason, other than the Optionee's death, the Optionee ceases to be employed by either the Company or a Related Company, any option held by the Optionee at the time his employment ceases may be exercised within 90 days after the date that his employment ceased, (subject to the limitations of Paragraph (a) above), but only to the extent that the option was exercisable according to its terms on the date the Optionee's employment ceased.  After such 90-day period, any unexercised portion of an Option shall expire.

       (e)           Notwithstanding the provision of Paragraph (d) of this Section 7, in the case of an Optionee who is an employee of the Company or a Related Company, if the Optionee's employment by the Company or a Related Company ceases due to the Company's or Related Company's termination of such Optionee's employment for cause, any unexercised portion of any Option held by the Optionee shall immediately expire.

       (f)           Each Option shall be exercised in whole or in part by delivering to the office of the Treasurer of the Company written notice of the number of shares with respect to which the Option is to be exercised and by paying in full the purchase price for the Option Shares purchased as set forth in Section 8; provided, that an Option may not be exercised in part unless the purchase price for the Option Shares Purchased is at least $1,000.00

    8.           Payment for Option Shares.

    If the purchase price of the Option Shares Purchased by any Optionee at one time exceeds $2,000.00, the Board may permit all or part of the Purchase price for the Option Shares to be paid by delivery to the Company for cancellation shares of the Company's Common Stock previously owned by the Optionee with a Fair Market Value as of the date of the payment equal to the portion of the purchase price for the Option Shares that the Optionee does not pay in cash.

    The Board may also permit use of attestation of shares already owned by the Optionee to eliminate the need for physical delivery of stock certificate(s) by the Optionee to the Company under this Section 8. By use of attestation, the Optionee will be issued the number of shares exercised reduced by the number of whole shares necessary to pay the exercise price, or portion thereof.

    In the case of all other Option exercises, the purchase price shall be paid in cash or available funds upon exercise of the Option.

    9.           Change in Stock, Adjustments Etc.

    In the event that each of the outstanding shares of Common Stock (other than shares held by dissenting stockholders that are not changed or exchanged) should be changed into, or exchanged for, a different number or kind of shares of stock or other securities of the Company, or, if further changes or exchanges of any stock or other securities into which the Common Stock shall have been changed, or for which it shall have been exchanged, shall be made (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividends, reclassification, split-up, combination of shares or otherwise), then there shall be substituted for each share of Common Stock that is subject to the Plan, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock (other than shares held by dissenting stockholders which are not changed or exchanged) shall be so changed or for which each outstanding share of Common Stock (other than shares held by dissenting stockholders) shall be so changed or for which each such share shall be exchanged. Any securities so substituted shall be subject to similar successive adjustments. In the event of any such changes or exchanges, the Board shall determine whether, in order to prevent dilution or enlargement of rights, an adjustment should be made in the number, kind, or option price of the shares or other securities then subject to an Option or Stock Grant granted pursuant to the Plan and the Board shall make any such adjustment, and such adjustments shall be made and shall be effective and binding for all purposes of the Plan.

    10.           Relationship to Employment.

    Nothing contained in the Plan, or in any Option or Stock Grant granted pursuant to the Plan, shall confer upon any Optionee or Recipient any right with respect to employment by the Company, or interfere in any way with the right of the Company to terminate the Optionee's or Recipient's employment or services at any time.

    11.           Non-transferability of Option or Stock Grant.

    No Option or Stock Grant granted under the Plan shall be transferable by the Optionee or Recipient, either voluntarily or involuntarily, except by will or the laws of descent and distribution, and any attempt to do so shall be null and void.

    12.           Rights as a Stockholder.

    No person shall have any rights as a stockholder with respect to any share covered by an Option or Stock Grant until that person shall become the holder of record of such shares and, except as provided in Section 9, no adjustments shall be made for dividends or other distributions or other rights as to which there is an earlier record date.

    13.           Securities Laws Requirements.

    No Option Shares or Stock Grants shall be issued unless and until, in the opinion of the Company, any applicable registration requirements of the
Securities Act of 1933, as amended, any applicable listing requirements of any securities exchange on which stock of the same class is then listed, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery, have been fully complied with. Each Option and each Option and Stock Grant Share certificate may be imprinted with legends reflecting federal and state securities laws restrictions and conditions, and the Company may comply therewith and issue "stop transfer" instructions to its transfer agent and registrar in good faith without liability.

    14.              Disposition of Shares:

    Each Optionee, as a condition of exercise, and each Recipient shall represent, warrant arid agree, in a form of written certificate approved by the Company, as follows: (a) that all Option and Stock Grant Shares are being acquired solely for his own account and not on behalf of any other person or entity; (b) that no Option or Stock Grant Shares will be sold or otherwise distributed in violation of the Securities Act of 1933, as amended, or any other applicable federal or state securities laws; (c) that if he is subject to reporting requirements under Section 16(a) of the Securities Exchange Act of 1934, as amended, he will (i) not sell any shares of Common Stock within six months of the date he acquired any Option or Stock Grant, (ii) furnish the Company with a copy of each Form 3, 4 or 5 filed by him, and (iii) timely file all reports required under the federal securities laws; and (d) that he will report all sales of Option and/or Stock Grant Shares to the Company in writing on a form prescribed by the Company.

    15.              Effective Date of Plan; Termination Date of Plan.

    The Plan shall be deemed effective as of March 4, 1999. The Plan shall terminate at midnight on February 28, 2019 except as to Options previously granted and outstanding under the Plan at that time. No Options or Stock Grants shall be granted after the date on which the Plan terminates. The Plan may be amended, extended, abandoned or terminated at any earlier time by the Board, except with respect to any Options or Stock Grant then outstanding under the Plan.

    16.              Other Provisions.

    The following provisions are also in effect under the Plan:

(a)           The use of a masculine gender in the Plan shall also include within its meaning the feminine, and the singular may include the plural, and the plural may include the singular, unless the context clearly indicates to the contrary.

(b)           Any expense of administering the Plan shall be borne by the Company.

(c)           This Plan shall be construed to be in addition to any and all other compensation plans or programs. The adoption of the Plan by the Board shall not be construed as creating any limitations on the power or authority of the Board to adopt such other additional incentive or other compensation arrangements as the Board may deem necessary or desirable.

(d)           The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and the rights of any and all personnel having or claiming to have an interest therein or thereunder shall be governed by and determined exclusively and solely in accordance with the laws of the state of Colorado.